EXHIBIT 99.1

The Kraft Heinz Company Announces Plan to Separate into Two Scaled, Focused Companies to Accelerate Profitable Growth and Unlock Shareholder Value

•	Transaction creates two scaled public companies with portfolios of iconic brands, leading capabilities, attractive financial profiles and unique value creation models
•	Both companies will have greater strategic and operational focus to serve customers, delight consumers and accelerate performance
•	In aggregate, the current dividend level is expected to be maintained
•	Management is targeting capital structures to maintain investment-grade ratings for both companies
•	Miguel Patricio, current Chair of the Board, to serve as Executive Chair of the Board
•	Separation Committee established to oversee pending separation led by John Cahill, Vice Chair of the Board

PITTSBURGH & CHICAGO – September 2, 2025 – The Kraft Heinz Company (Nasdaq: KHC) (“Kraft Heinz” or the “Company”) today announced that its Board of Directors has unanimously approved a plan to separate the Company into two independent, publicly traded companies through a tax-free spin-off. The separation is designed to maximize Kraft Heinz’s capabilities and brands while reducing complexity, allowing both new companies to more effectively deploy resources toward their distinct strategic priorities. This focus will enable stronger performance while preserving the scale to compete and win in today’s environment.

The two resulting companies, whose names will be determined at a later date, will be:

•	“Global Taste Elevation Co.” – a global leader in Taste Elevation and shelf-stable meals with approximately $15.4 billion in 2024 net sales(1) and approximately $4.0 billion in 2024 Adjusted EBITDA(1). This company will include a roster of iconic brands and local jewels, with three billion-dollar brands – Heinz, Philadelphia and Kraft Mac & Cheese – with approximately 75% of net sales coming from sauces, spreads and seasonings. Approximately 20% of 2024 net sales are in Emerging Markets and approximately 20% are in Away From Home. This company will be well positioned to drive industry-leading growth across attractive categories and geographies, leveraging a proven go-to-market model and the Brand Growth System to deliver scale and performance.

•	“North American Grocery Co.” – a scaled portfolio of North America staples with approximately $10.4 billion in 2024 net sales(1) and approximately $2.3 billion in 2024 Adjusted EBITDA(1). This company, which will be led by Carlos Abrams-Rivera, will include a portfolio of beloved brands, including three billion-dollar brands – Oscar Mayer, Kraft Singles and Lunchables. Approximately 75% of net sales come from brands that are #1 or #2 in their respective categories. This company is expected to generate reliable free cash flow through operational efficiency across stable growth categories and through the pursuit of growth opportunities for its brands in existing categories, adjacencies and Away From Home.
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“Kraft Heinz’s brands are iconic and beloved, but the complexity of our current structure makes it challenging to allocate capital effectively, prioritize initiatives and drive scale in our most promising areas,” said Miguel Patricio, Executive Chair of the Board for Kraft Heinz. “By separating into two companies, we can allocate the right level of attention and resources to unlock the potential of each brand to drive better performance and the creation of long-term shareholder value. I look forward to working closely with Carlos and the Kraft Heinz team in the months ahead to prepare the organization for the separation.”

Strategic Rationale

The separation will provide both companies with more strategic and operational focus, enabling them to:

•	Dedicate the right level of attention and resources to all areas of the business, allowing each respective brand portfolio to reach its full potential.
•	Reduce operational complexity, driving further efficiencies and industry-leading margins.
•	Customize capital allocation based on the strategic ambition of each company, accelerating performance and retaining financial flexibility.

The companies are expected to have ample discretionary cash flow to invest in organic growth, return capital to shareholders and consider strategic transactions. In aggregate, the current dividend level is expected to be maintained. Management is targeting capital structures to maintain investment-grade ratings for both companies.

Carlos Abrams-Rivera, Kraft Heinz CEO, said, “This move will unleash the power of our brands and unlock the potential of our business. This next step in our transformation is only possible because of the commitment of our 36,000 talented employees who deliver quality and value for consumers every day. We will continue to operate as ‘one Kraft Heinz’ throughout the separation process.”

Strategic Review

In May 2025, Kraft Heinz announced the Company’s Board of Directors and Executive Leadership Team had been evaluating potential strategic transactions to unlock shareholder value. The strategic review was led by the Company’s core belief that increased focus will translate into better performance and was guided by five principles:

•	Deliver long-term sustainable value creation
•	Preserve financial discipline that is part of the Company’s DNA
•	Maintain relevant scale while minimizing complexity and dis-synergies
•	Maximize the value of the Company’s iconic brand portfolio
•	Maintain attractive capital returns while preserving balance sheet flexibility

Following a thorough evaluation of potential strategic transactions, Kraft Heinz has determined that separating into two standalone companies, “Global Taste Elevation Co.” and “North American Grocery Co.”, offers the most compelling opportunity to unlock long-term value for all Kraft Heinz shareholders.

“The Board’s unanimous decision to separate into two independent companies came after careful consideration and a comprehensive evaluation of our options. We strongly believe that increased focus will translate into better performance and value creation for shareholders,” said Jack Pope, Lead Director of the Kraft Heinz Board.

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Leadership & Headquarters

Carlos Abrams-Rivera will continue to serve as CEO of Kraft Heinz and will become CEO of “North American Grocery Co.” upon completion of the separation. The Board has been working with a nationally recognized global executive search firm to identify potential CEO candidates for “Global Taste Elevation Co.” Kraft Heinz has no plans to change its current headquarter locations.

Appointment of Executive Chair and Formation of Separation Committee

In connection with the strategic review and the Board’s unanimous decision to separate Kraft Heinz into two independent, publicly traded companies, Miguel Patricio, the current Chair of the Board, will become Executive Chair. Mr. Patricio will work closely with Mr. Abrams-Rivera to prepare the organization for the separation. Mr. Patricio has served as Chair of the Board since May 2022 and was the Company’s CEO from June 2019 to December 2023.

The Board has also formed a Separation Committee, led by John Cahill, to oversee the execution of the proposed separation. Mr. Cahill has served as Vice Chair of the Board since July 2015, prior to which he served as Chairman and Chief Executive Officer of Kraft Foods Group, Inc. (“Kraft”) from 2014 to 2015 and Kraft’s Executive Chairman from 2012 to 2014.

Jack Pope, Lead Director of the Board, said “We believe these changes will best position us to execute on our plan to separate into two independent, publicly traded companies. Prior to the completion of the separation, our focus will continue to be on accelerating profitable growth and delivering shareholder value.”

Transaction Details, Timing & Future Updates

The proposed separation is intended to be tax-free for Kraft Heinz and its shareholders. The Company anticipates up to $300 million of dis-synergies, with clear opportunities to mitigate a substantial portion of these in the near term.

Kraft Heinz currently expects the transaction to close in the second half of 2026. The transaction will follow the satisfaction of customary conditions, including final approval by the Kraft Heinz Board of Directors, receipt of a tax opinion with respect to the tax-free nature of the separation and effectiveness of appropriate filings with the U.S. Securities and Exchange Commission.

Capital structure, and certain other matters for each business, such as board composition, company name and brand allocation, will be announced at a later date.

Conference Call

Kraft Heinz will host a live question-and-answer session with analysts to discuss the transaction beginning at 8:00 a.m. Eastern Daylight Time today, September 2, 2025. A webcast of this session, and presentation slides and accompanying remarks, can be accessed at ir.kraftheinzcompany.com. A replay will be available following the event through the same website.

Advisors

Centerview Partners is serving as financial advisor, and Paul, Weiss, Rifkind, Wharton & Garrison LLP and Skadden, Arps, Slate, Meagher & Flom LLP are acting as legal advisors.

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End Notes

(1)	All net sales and Adjusted EBITDA figures represent 2024 unaudited results derived from internal management reporting, adjusted for splits by products and markets, as well as preliminary cost and expense allocations, including corporate expenses. These figures will be refined prior to the transaction. Adjusted EBITDA is a non-GAAP financial measure.

ABOUT THE KRAFT HEINZ COMPANY

We are driving transformation at The Kraft Heinz Company (Nasdaq: KHC), inspired by our Purpose, Let's Make Life Delicious. Consumers are at the center of everything we do. With 2024 net sales of approximately $26 billion, we are committed to growing our iconic and emerging food and beverage brands on a global scale. We leverage our scale and agility to unleash the full power of Kraft Heinz across a portfolio of eight consumer-driven product platforms. As global citizens, we're dedicated to making a sustainable, ethical impact while helping feed the world in healthy, responsible ways. Learn more about our journey by visiting www.kraftheinzcompany.com or following us on LinkedIn.

Forward-Looking Statements

This press release contains a number of forward-looking statements as defined under U.S. federal securities laws, including, but not limited to, statements, estimates, and projections relating to the proposed separation of Kraft Heinz into two companies, including the timing and structure of such separation, the characteristics of the separated businesses and the expected benefits of the separation, future operating and financial performance and long-term strategy. Words such as “aim,” “anticipate,” “aspire,” “believe,” “commit,” “could,” “estimate,” “expect,” “guidance,” “intend,” ”may,” “might,” “outlook,” “plan,” “predict,” “project,” “seek,” “will,” “would,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. These statements are based on management’s beliefs, expectations, estimates, and projections at the time they are made and are not guarantees of future performance. There can be no guarantees with respect to whether the proposed separation will be completed on the proposed timetable or at all. Such statements are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond our control, which could cause actual results to differ materially from those indicated in the forward-looking statements. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the ability to effect the separation and to meet the conditions related thereto; the ability of the separated companies to each succeed as a standalone publicly traded company; negative effects of the announcement or pendency of the spin-off transaction on the market price of Kraft Heinz's securities and/or on Kraft Heinz’s financial performance; the possibility that the separation will not be completed within the anticipated time period or at all; the possibility that the separation will not achieve its intended benefits; the possibility of disruption, including disputes, litigation or unanticipated costs in connection with the separation; the impact of the separation on Kraft Heinz’s businesses and the risk that the separation may be more difficult, time-consuming or costly than expected, including the impact on Kraft Heinz’s resources, systems, procedures and controls, diversion of management's attention and the impact and possible disruption of existing relationships with regulators, customers, suppliers, employees and other business counterparties; the ability to achieve anticipated capital structures in connection with the separation, including the future availability of credit and factors that may affect such availability; the ability to achieve anticipated credit ratings in connection with the separation; the ability to achieve anticipated tax treatments in connection with the separation and future, if any, divestitures, mergers, acquisitions and other portfolio changes and the impact of changes in relevant tax and other laws and regulations; the uncertainty of obtaining regulatory approvals in connection with the separation; evolving legal and regulatory regimes; and

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changes in general economic and/or industry specific conditions; as well as other factors described in the risk factors set forth in the Company’s filings with the U.S. Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. The Company disclaims and does not undertake any obligation to update, revise, or withdraw any forward-looking statement in this press release, except as required by applicable law or regulation.

Non-GAAP Financial Measure

The non-GAAP financial measure provided in this press release should be viewed in addition to, and not as an alternative for, results prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

To supplement the financial information provided, the Company has presented Adjusted EBITDA, which is considered a non-GAAP financial measure. This non-GAAP financial measure presented may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define these non-GAAP financial measures in the same way. This measure is not a substitute for its comparable GAAP financial measure or other measures prescribed by GAAP, and there are limitations to using non-GAAP financial measures.

Adjusted EBITDA is defined as net income/(loss) from continuing operations before interest expense, other expense/(income), provision for/(benefit from) income taxes, and depreciation and amortization (excluding restructuring activities); in addition to these adjustments, the Company excludes, when they occur, the impacts of divestiture-related license income, restructuring activities, deal costs, unrealized losses/(gains) on commodity hedges, impairment losses, certain non-ordinary course legal and regulatory matters, and equity award compensation expense (excluding restructuring activities).

Management uses this non-GAAP financial measure to assist in comparing the Company’s performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect the Company’s underlying operations. The Company believes Adjusted EBITDA provides important comparability of underlying operating results, allowing investors and management to assess the Company’s operating performance on a consistent basis.

Management believes that presenting this non-GAAP financial measure is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of this non-GAAP financial measure, when considered together with the corresponding GAAP financial measure and the reconciliation to that measure, provides investors with additional understanding of the factors and trends affecting the Company’s business than could be obtained absent these disclosures.

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The Kraft Heinz Company

Reconciliation of Net Income/(Loss) to Adjusted EBITDA

(dollars in millions)

(Unaudited)

For the Twelve Months Ended
December 28, 2024
Net income/(loss)	$2,746
Interest expense	912
Other expense/(income)	(85)
Provision for/(benefit from) income taxes	(1,890)
Operating income/(loss)	1,683
Depreciation and amortization (excluding restructuring activities)	948
Divestiture-related license income	(54)
Restructuring activities	27
Unrealized losses/(gains) on commodity hedges	(19)
Impairment losses	3,669
Equity award compensation expense	109
Adjusted EBITDA	$6,363

Media Contact:

media@kraftheinz.com

KraftHeinz@brunswickgroup.com

Investor Contact:

ir@kraftheinz.com

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